UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            August 15, 2019

EBIX, INC.
(Exact name of registrant as specified in its charter)

0-15946
Delaware		Commission file number	77-0021975
(State or other jurisdiction of incorporation or			(I.R.S. Employer Identification No.)
organization)

1 Ebix Way
Johns Creek	Georgia		30097
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code     (678) 281-2020
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbols	Name of each exchange on which registered
Common stock, $0.10 par value per share	EBIX	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

This Amendment to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Ebix, Inc. (the “Company”) on August 15, 2019 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s annual meeting of stockholders held on August 15, 2019 (the “Annual Meeting”). The Original Form 8-K inadvertently reported that the selection of RSM US LLP as the Company’s independent registered public accounting firm was ratified for the fiscal year ending December 31, 2018, when it should have reported that the selection of RSM US LLP was ratified for the fiscal year ending December 31, 2019. The sole purpose of this Amendment is to correct the incorrect date. No other changes are being made to the Original Form 8-K by this Amendment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Company’s annual meeting of shareholders was held on August 15, 2019 at the Embassy Suites Alpharetta, 5955 North Point Parkway, Alpharetta, Georgia 30022. As of the record date, July 10, 2019, there were a total of 30,649,315 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 28,995,244 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present.

(b)    Set forth below are the matters acted upon by the Company’s shareholders at the annual meeting and the final voting results on each such matter.

(1)
The nominees named below were elected to serve as a member of the Board of Directors of the Company for a one-year term until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hans U. Benz	20,276,690	3,208,812	5,509,742
Pavan Bhalla	22,711,853	773,649	5,509,742
Neil D. Eckert	17,512,221	5,973,281	5,509,742
Rolf Herter	20,304,764	3,180,738	5,509,742
Hans Ueli Keller	20,131,508	3,353,994	5,509,742
George W. Hebard III	15,630,616	7,854,886	5,509,742
Robin Raina	22,829,406	656,096	5,509,742

(2)	The selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
28,430,232	461,624	103,388

(3)	The compensation paid to Ebix’s named executive officers was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,811,006	6,383,884	290,612	5,509,742

There were no other items of business raised during the meeting and the meeting was duly adjourned.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Sean T. Donaghy
Name:	Sean T. Donaghy
Title:	Chief Financial Officer(principal financial and accounting officer)

Dated: August 19, 2019